Exhibit 1




                             JOINT FILING AGREEMENT

     In accordance with Rule 13d-1 (f) under the Securities Exchange Act of 1934, as amended, the undersigned hereby agree to the joint filing with all other Reporting Entities (as such term is defined in the Schedule 13G/A) on of each of them of a statement on Schedule 13G (including amendments thereto) behalf with respect to the Common Stock,$0.01 par value, of Milacron Holdings Corp., and that this Agreement be included as an Exhibit to such joint filing. This Agreement may be executed in any number of counterparts all of which taken taken together shall constitute one and the same instrument.

     IN WITNESS WHEREOF, the undersigned hereby execute this Agreement this 26th day of January, 2016.




                                            LEVIN CAPITAL STRATEGIES, L.P.

                                            By:/s/ JOHN A. LEVIN
                                            --------------------------
                                                  John A. Levin
                                           Chairman and Chief Executive Officer



                                            LCS, LLC

                                            BY:/s/ JOHN A. LEVIN
                                            ------------------------
                                                  John A. Levin
                                                  General Partner



					    LCS EVENT PARTNERS, LLC

                                            BY:/s/ JOHN A. LEVIN
                                            ------------------------
                                                  John A. Levin
                                                  General Partner



                                            LCS L/S, LLC

                                            BY:/s/ John A. Levin
                                            ------------------------
                                                   John A. Levin
                                                   General Partner



                                            By:/s/ JOHN A. LEVIN
                                            ------------------------
                                                   John A. Levin